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                                                                    EXHIBIT 10.2



                          AMERICAN PULP EXCHANGE, INC.

                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (this "AGREEMENT") is made and entered into as of November 1, 2002, by and between American Pulp Exchange, Inc., a Florida corporation (the "CORPORATION"), and PH Capital Holdings, LLC, a California limited liability company (the "INVESTOR").

         WHEREAS, the Corporation desires to sell to the Investor, and the Investor desires to purchase from the Corporation, shares of the Corporation's Common Stock on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. AGREEMENT TO PURCHASE AND SELL STOCK.

            1.1 AUTHORIZATION. As of the Closing (as defined below), the Corporation will have authorized the sale and issuance, pursuant to the terms and conditions of this Agreement, of Two Million Two Hundred Twenty-Five Thousand (2,225,000) shares of the Corporation's Common Stock, $0.0025 par value per share (the "PURCHASED SHARES").

            1.2 AGREEMENT TO PURCHASE AND SELL. The Corporation agrees to sell to the Investor at the Closing, and the Investor agrees to purchase from the Corporation at the Closing, the Purchased Shares, at a per share purchase price of One Cent ($0.01), and at the aggregate purchase price of Twenty-Two Thousand Two Hundred Fifty Dollars ($22,250.00).

         2. CLOSING. The purchase and sale of the Purchased Shares will take place at the offices of Pachulski, Stang, Ziehl, Young & Jones P.C., 10100 Santa Monica Boulevard, Suite 1100, Los Angeles, California 90067, at 10:00 a.m. Pacific Time, on November 4, 2002 or at such other time and place as the Corporation and the Investor mutually agree upon (which time and place are referred to in this Agreement as the "CLOSING"). At the Closing, the Corporation will deliver to the Investor a share certificate representing the Purchased Shares that the Investor has agreed to purchase against delivery to the Corporation by such Investor of the full purchase price of such Purchased Shares, paid in cash by wire transfer of funds to the Corporation.

         3. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation hereby represents and warrants to the Investor that the statements in the following paragraphs of this Section 3 are all true and complete immediately prior to the Closing:

            3.1 ORGANIZATION, GOOD STANDING, CORPORATE POWER AND QUALIFICATION. The Corporation has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Florida. The Corporation has the requisite corporate power and authority to enter into and perform this Agreement, to own and operate its properties and assets, if any, and to carry on its business as currently conducted and as presently proposed to be conducted. The Corporation is not presently qualified to do business as a foreign corporation in any jurisdiction and the failure to be so qualified will not have a materially adverse affect on the Corporation's business as now conducted or as now proposed to be conducted.
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            3.2 CAPITALIZATION. The capitalization of the Corporation
immediately prior to the Closing consists of the following:

                (a) PREFERRED STOCK. A total of 20,000,000 authorized shares of preferred stock, $0.0025 par value per share (the "PREFERRED STOCK"), consisting of shares designated as "SERIES A PREFERRED STOCK," none of which will be issued and outstanding, and shares designated as "SERIES B PREFERRED STOCK," none of which will be issued and outstanding.

                (b) COMMON STOCK. A total of 50,000,000 authorized shares of Common Stock, $ 0.0025 par value per share (the "COMMON STOCK"), of which 4,345,000 shares will be issued and outstanding.

                (c) OPTIONS, WARRANTS, RESERVED SHARES. Except under this Agreement, the Stock Purchase Agreement dated October 22, 2002 between Al Siegel and Vector Partners, LLC, the Common Stock Purchase Agreement dated as of even date herewith between the Corporation and Vector Partners, LLC, to the Corporation's knowledge (a) there is no outstanding option, warrant, right (including conversion or preemptive rights) or agreement for the purchase or acquisition from the Corporation of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Corporation's capital stock and (b) no shares of the Corporation's outstanding capital stock are subject to any preemptive rights, rights of first refusal or other rights to purchase such stock.

            3.3 DUE AUTHORIZATION. All corporate action on the part of the Corporation's director(s) and shareholders necessary for (i) the authorization, execution, delivery of, and the performance of all obligations of the Corporation under, this Agreement and (ii) the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will constitute, valid and legally binding obligations of the Corporation, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

            3.4 VALID ISSUANCE OF STOCK.

                (a) The Purchased Shares, when paid for and issued as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable.

                (b) Based in part on the representations made by the Investor in
Section 4 hereof, the offer and sale of the Purchased Shares solely to the Investor in accordance with this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT") and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the State in which the Investor is resident.

            3.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Corporation in order to enable the Corporation to execute, deliver and perform its obligations under this Agreement except for such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

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            3.6 REGISTRATION RIGHTS. The Corporation is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Corporation obligated to register or qualify any such securities under any state securities or blue sky laws.

         4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE INVESTOR. The Investor hereby represents and warrants to, and agrees with, the Corporation that:

            4.1 AUTHORIZATION. This Agreement constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor represents that such Investor has full power and authority to enter into this Agreement.

            4.2 PURCHASE FOR OWN ACCOUNT. The Purchased Shares to be purchased by such Investor hereunder will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares.

            4.3 DISCLOSURE OF INFORMATION. At no time was the Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Purchased Shares. Such Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased by such Investor under this Agreement. Such Investor further has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information (to the extent the Corporation possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access.

            4.4 INVESTMENT EXPERIENCE. Such Investor understands that the purchase of the Purchased Shares involves substantial risk. Such Investor: (i) has experience as an investor in securities of troubled and distressed companies and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment in the Purchased Shares and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Corporation and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

            4.5 ACCREDITED INVESTOR STATUS. Such Investor is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

            4.6 RESTRICTED SECURITIES. Such Investor understands that the Purchased Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the

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resale limitations imposed thereby and by the Securities Act. Such Investor understands that the Corporation is under no obligation to register any of the securities sold hereunder except as provided in the Registration Rights Agreement.

            4.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Purchased Shares unless and until:

                (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (b) such Investor shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration of such securities under the Securities Act.

         Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required for any transfer of any Purchased Shares in compliance with SEC Rule 144.

            4.8 "MARKET STAND-OFF" AGREEMENT. The Investor hereby agrees that it shall not, to the extent requested by the Corporation or an underwriter of securities of the Corporation, sell or otherwise transfer or dispose of any Purchased Shares or other shares of stock of the Corporation then owned by such Investor (other than to donees or partners of the Investor who agree to be similarly bound) for up to One Hundred Eighty (180) days following the effective date of any registration statement of the Corporation filed under the Securities Act; provided that, notwithstanding a request by the Corporation, Investor shall not be restricted under this Section 4.8 from selling or otherwise transferring or disposing of any Purchased Shares or other shares of stock of the Corporation at any time prior to the effective date of any registration statement.

         In order to enforce the foregoing covenant, the Corporation shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Purchased Shares and such other shares of stock of the Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The Investor further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within any reasonable timeframe so requested.

            4.9 LEGENDS. It is understood that the certificates evidencing the Purchased Shares will bear the legends substantially similar to those set forth below:

                (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN

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AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF
WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

                (b) Any legends required by applicable state securities laws.

                (c) Any legends required by any agreement(s) between the Corporation and the Investor.

         The first legend set forth in (a) above shall be removed by the Corporation from any certificate evidencing Purchased Shares upon delivery to the Corporation of an opinion by counsel, reasonably satisfactory to the Corporation, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Corporation issued the Purchased Shares.

         5. CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective unless the Investor consents to such waiver, which consent may be given by written, oral or telephone communication to the Corporation:

            5.1 REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of the Corporation contained in Section 3 hereof shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

            5.2 PERFORMANCE. The Corporation shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

            5.3 SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all other applicable state securities laws.

            5.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and to the Investor's counsel, and they shall each have received all such counterpart originals and certified or other copies of such documents as they may reasonably request.

         6. CONDITIONS TO THE CORPORATION'S OBLIGATIONS AT CLOSING. The obligations of the Corporation to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by such Investor:

            6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of such Investor contained in Section 4 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            6.2 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered to the Corporation the purchase price specified in Section 2.

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            6.3 SECURITIES EXEMPTIONS. The offer and sale of the Purchased
Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all other applicable state securities laws.

            6.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Corporation and to the Corporation's legal counsel, and the Corporation shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

         7. GENERAL PROVISIONS.

            7.1 SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Corporation and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor, their counsel or the Corporation, as the case may be.

            7.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

            7.3 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

            7.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

            7.5 TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" will mean "sections" to this Agreement.

            7.6 NOTICES. All notices, requests, demands and other communications which are required to be given under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when transmitted if: (a) transmitted by facsimile, upon printed confirmation of complete transmission by facsimile; (b) delivered (personally, by courier service or by other messenger; or (c) when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                (a) if to the Investor:

                    PH Capital Holdings, LLC
                    Attention:  Charles Samel
                    16 East 67th Street
                    New York, New York  10021

                (b) if to the Corporation:

                    American Pulp Exchange, Inc.
                    Attention:  President
                    1518 North Beverly Drive
                    Beverly Hills, California 90210

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                    With a copy to:

                    Robert J. Feinstein, Esq.
                    Pachulski, Stang, Ziehl, Young & Jones P.C.
                    461 Fifth Ave
                    25th Floor
                    New York, New York  10017

            7.7 NO FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Corporation from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Corporation agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Corporation or any of its officers, employees or representatives is responsible.

            7.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon the Investor, each future holder of the Purchased Shares, and the Corporation. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

            7.9 SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

            7.10 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

            7.11 FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

            7.12 FACSIMILE SIGNATURES. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

            7.13 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

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            7.14 COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE CORPORATION:

AMERICAN PULP EXCHANGE, INC.,
a Florida corporation

By:      s/s Jason Galanis
         --------------------------------------------
Name:    Jason Galanis
Title:   Chairman, President, CFO and Secretary


INVESTOR:

PH CAPITAL HOLDINGS, LLC,
a California limited liability company


By:      s/s Charles Samel
         --------------------------------------------
Name:    Charles Samel
Title:   Manager

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]